UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 22, 2004

                            SKYWORKS SOLUTIONS, INC.

               (Exact Name of Registrant as Specified in Charter)

            Delaware                        1-5560               04-2302115
(State or Other Jurisdiction           (Commission              (IRS Employer
        of Incorporation)              File Number)          Identification No.)


   20 Sylvan Road, Woburn, Massachusetts                       01801
 (Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code      (781) 376-3000








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ITEM 5.         OTHER EVENTS

        On April 22, 2004, Skyworks Solutions, Inc. notified the holder of its 15% convertible senior subordinated notes in a principal amount of $45 million due June 30, 2005, that it would call such notes for redemption in full on May 12, 2004.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        SKYWORKS SOLUTIONS, INC.

     Date: April 28, 2004                       By: /s/ Allan M.Kline
                                                    ----------------------------
                                                        Allan M. Kline
                                                        Chief Financial Officer